UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34960	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1240 Woodward Avenue Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

(313) 667-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 26, 2026, the Board of Directors (the “Board”) of General Motors Company (the “Company”) authorized the Company to voluntarily withdraw the listing of its common stock, par value $0.01 per share (the “Common Stock”), from the New York Stock Exchange (“NYSE”) and transfer the listing of the Common Stock to the Nasdaq Global Select Market. The Nasdaq Stock Market LLC (“Nasdaq”) has approved such listing. The Company expects the listing and trading of the Common Stock on the NYSE to cease at the close of trading on November 16, 2026. The Company expects the Common Stock to begin trading on Nasdaq on November 17, 2026. Following the transfer to Nasdaq, the Common Stock will continue to trade under the symbol “GM.”

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2026, the Board approved amendments to the Company’s Amended and Restated Bylaws (as amended, the “Amended and Restated Bylaws”), which will become effective upon the commencement of trading of the Common Stock on Nasdaq. The Amended and Restated Bylaws were amended to update the applicable independence criteria under the definition of “Independent Director,” reflecting the Company’s expected listing on Nasdaq.

The foregoing summary and description of the amendments to the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

A copy of the press release issued by the Company announcing the transfer of its Common Stock listing to Nasdaq is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact and represent the Company’s current judgment about possible future events. In making these statements, the Company relies upon assumptions and analysis based on its experience and perception of historical trends, current conditions, and expected future developments, as well as other factors the Company considers appropriate under the circumstances. The Company believes these judgments are reasonable, but these statements are not guarantees of any future events or financial results, and the Company’s actual results may differ materially due to a variety of factors, many of which are described in the Company’s most recent Annual Report on Form 10-K and its other filings with the U.S. Securities and Exchange Commission. The Company cautions readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where the Company is expressly required to do so by law.

Item 9.01.	Financial Statements and Exhibits.

EXHIBIT

Exhibit	Description

Exhibit 3.1	General Motors Company Amended and Restated Bylaws

Exhibit 99.1	Press Release issued by General Motors Company, dated October 27, 2026

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY (Registrant)

Date: October 27, 2026	By:	/s/ JOHN S. KIM
John S. Kim
Assistant Corporate Secretary